Exhibit 99.1
Disease-modifying medicines for neurodegenerative disorders January 2024

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our cash, financial resources and product candidates, including CT1812, and any expected or implied benefits or results, including that initial clinical results observed with respect to CT1812 will be replicated in later trials, and our clinical development plans, including statements regarding our clinical studies of CT1812 in animal models and any analyses of the results therefrom, are forward-looking statements. These statements, including statements related to the timing and expected results of our clinical trials, involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,”“believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. 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These risks are not exhaustive, and we face both known and unknown risks. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. MARKET & INDUSTRY DATA Projections, estimates, industry data and information contained in this presentation, including the size of and growth in key end markets, are based on information from third-party sources and management estimates. Although we believe that these third party-sources are reliable, we cannot guarantee the accuracy or completeness of these sources. Our management’s estimates are derived from third-party sources, publicly available information, our knowledge of our industry and assumptions based on such information and knowledge. Our management’s estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to us and our industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from our expressed projections, estimates and assumptions or those provided by third parties. Forward-looking Statements

3 Our Mission: Develop oral therapies to protect neurons and restore normal cellular damage responses in age-related disorders of the CNS and retina

4 Cognition Therapeutics – Our Value Proposition Advancing mid-to-late-stage clinical trials in multiple indications including pre-Phase 3 programs in mild-to-moderate Alzheimer’s disease and DLB Strong Clinical Pipeline Executive team with pharma experience; R&D staff with depth of neuroscience drug development expertise Experienced Management & Scientific Teams Targeting multibillion dollar diseases; under-served markets; potential first-to-market in mild-to-moderate dementia with Lewy bodies Large & Underserved Treatment Opportunities CT1812 is designed to restore impaired cellular damage response functions, protecting neurons from damage Innovative Oral Therapeutics Major trials supported by extensive non-dilutive grant funding from NIH and other research funders ($171 million) Financially Disciplined

5 Alzheimer’s Disease Dementia with Lewy Bodies GA / Dry AMD Cognition’s lead product, CT1812, is an orally delivered, first-in-class, small molecule designed to restore key cellular functions that are impaired in diseases including:

6 CT1812 – Lead Product Candidate First-in-class, orally dosed and highly brain penetrant small molecule Powerful scientific validation of σ-2 science The Right Target ✓ Targeting toxic stressors: Aβ and α-synuclein oligomers and ROS in neurodegenerative diseases Oral, Once-daily Pill ✓ Oral, small molecule ligand of σ-2 receptor ✓ High degree of CNS penetration for therapeutic target engagement Manufacturing & IP Advantages ✓ Scalable manufacturing from easily sourced materials ✓ Extensive intellectual property estate Neuroprotective ✓ Protects neurons; restores cellular “housekeeping” processes ✓ Demonstrates disease-modifying impact

7 • Robust scientific research has demonstrated target engagement and biological effects of σ-2 modulation • Backed by in vitro studies, in vivo animal models and strong preclinical program • Science vetted through peer-reviewed publications and NIA grant process Sigma-2 (σ-2) complex regulates cellular damage response processes CT1812 Protects Neurons from Toxic Stressors Neurotoxic stressors include: • Aβ oligomers • α-synuclein oligomers • Reactive oxygen species (ROS)

8 CT1812 – Multiple Catalysts PROGRAM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 MILESTONE ALZHEIMER’S DISEASE SHINE Topline data mid 2024 SEQUEL Data reported at CTAD 2023 START Complete patient enrollment DLB SHIMMER Topline data 2H 2024 DRY AMD MAGNIFY Complete patient enrollment MILD TO MODERATE MILD TO MODERATE EARLY MILD TO MODERATE GEOGRAPHIC ATROPHY *completed

ALZHEIMER’S DISEASE

10 The People • 2021 ~ 6.5M Americans • 2060 ~ 12.7M Americans The Cost • 2020 – Estimated 11M family members/unpaid caregivers provided 15.3B hours of care at a value of ~$257B* • 2050 – Anticipated caregiving costs ~ $1.1 trillion (in 2019 dollars) ** Alzheimer's Disease (AD) – It Impacts Every One Of Us * https://pubmed.ncbi.nlm.nih.gov/33756057/ ** https://www.brightfocus.org/alzheimers/article/alzheimers-disease-facts-figures

11 • Two approved mAbs, one additional drug filed for approval - Annual cost for therapy = $26K - $28K/ patient - Estimated $5B cost to Medicare • Constrained delivery systems for infused medications - 3,600 Infusion centers in the US - 2,500 PET scanners in the US performing 2M scans/year - 11,900 MRI systems in the US The mismatch between demographics, economics and drug availability is unsustainable AD – Finally Breakthroughs & the Realities of Constraints * https://hitconsultant.net/2022/12/14/report-the-state-of-cancer-centers-2022/

12 CT1812: A Novel Approach Within the Established Amyloid Cascade CT1812: Protects Synapses • Small molecule ligand to the sigma-2 receptor • Displaces Aβ oligomers and prevents their binding to synapses mABs: Lower Aβ plaque • Monoclonal antibodies bind to Aβ proteins • Immunotherapeutic vaccines generate immune response to Aβ proteins Aβ oligomer • Lecanemab • Aducanumab • Donanemab Aβ monomer Anti-oligomer mAB Anti-protofibril mAB Anti-plaque mAB

13 CT1812 – Unique Mechanism of Action for Treating AD Age-related build-up of stressors including Aβ oligomers drive Alzheimer's disease Aβ oligomers bind to synapses and interfere with cellular functions such as autophagy, leading to neuronal loss CT1812 binds at σ-2, resulting in displacement of oligomers Click to play Visit https://vimeo.com/800999561 to play MoA video

What We Have Learned From Clinical Trials to Date

Endpoint of Interest:		Result:
Preliminary cognitive improvement	SHINE-A[2]	Demonstrated 3+ point difference in cognition vs placebo measured by ADAS-COG at Day 185
Target engagement	SNAP[1]	Demonstrated displacement of amyloid oligomers from synapses
Anatomical effect	SPARC[3]	Demonstrated effect on slowing brain atrophy
Neurophysiology	SEQUEL[4]	Brain wave patterns normalized across multiple measures

1. *AD/PD™ 2022*
2. *LaBarbera, et al. Transl Neurodegener 2023*
3. *SPARC results submitted for publication*
4. *CTAD 2023 SEQUEL imaging results presented*

14

COGNITION Therapeutics

15 • 3-point difference (ADAS-COG 11) between treated and untreated participants at Day 185 • Clinically meaningful magnitude of change • Trend towards slower cognitive decline in CT1812-treated vs placebo-treated participants Preliminary Clinical Evidence of Cognitive Benefit Cognitive Outcome SHINE COG0201 Study (NCT03507790) funded by NIA grant R01AG058660 SHINE Interim Analysis (n=24)

16 • A total of 153 adults with mild-to-moderate Alzheimer's disease were enrolled - Exceeded target of 144 • Randomized to receive placebo or CT1812 (100mg or 300mg) for 6 months • Last-patient / last-visit therefore expected in May 2024 Enrollment Complete; Topline Expected mid 2024

Evidence of Target Engagement

SNAP (n=3) mirrored preclinical

MIE Measurement: *in vivo*



CT1812
Vehicle
% Basal CSF AβO
30000
20000
10000
300
250
200
150
100
50
CT1812 or vehicle
-20
-10
0
10
20
30
40
50
60
70
80
90
100
110
120
Time from Treatment (min)

Oligomer Displacement in Mice

Replicates in Alzheimer's Patients

MIE Measurement: SNAP



Dose administration
CT1812
Vehicle
% Change above baseline
600
400
200
0
0
10
20
30
Hours

NOTE: Microimmunoelectrodes coated with oligomer-specific antibody detect soluble Aβ in transgenic hAPP/PS1 mice

Izzo et al. Preclinical and clinical biomarker studies of CT1812: A novel approach to Alzheimer's disease modification. Alzheimer's Dement. 2021 Aug; 17(8):1365-1382

LaBarbera et al. A phase 1b randomized clinical trial of CT1812 to measure Aβ oligomer displacement in Alzheimer's disease using an indwelling CSF catheter. Transl Neurodegener 2023, 12(24)

17
COGNITION Therapeutics

18 CT1812 Treatment Associated with Reduced Brain Atrophy LS Mean Change from Baseline in vMRI (composite) over Time by Treatment PIs Christopher H. van Dyck, M.D. at the Yale Alzheimer's Disease Research Unit and Richard E. Carson, Ph.D. at the Yale PET Center SPARC COG0105 study partially funded by NIA grant R01AG057553 SPARC Results: AAIC 2022

19 CT1812 Normalizes qEEG Measures of Synaptic Function and Connectivity Positive trends in first three ranked outcomes measures -0.0400 -0.0300 -0.0200 -0.0100 0.0000 0.0100 0.0200 0.0300 Global Relative Theta Power CT1812 Placebo normalizing p=0.123 * Nominally significant -0.02 -0.015 -0.01 -0.005 0 0.005 0.01 0.015 Global Alpha AECc (Connectivity) CT1812 Placebo normalizing * p=0.034 -0.0300 -0.0200 -0.0100 0.0000 0.0100 0.0200 0.0300 Global Relative Alpha Power CT1812 Placebo p=0.149 normalizing SEQUEL Results: CTAD 2023

20 • Early / mild Alzheimer disease • Recruitment ongoing - 540 target enrollment - Permitting participants to be enrolled who are receiving lecanemab infusions - Placebo or CT1812 (100mg or 200mg) 50+ sites expected to be activated • Treatment period: 18 month • Conducted in collaboration with ACTC* - Project director: Christopher van Dyck, MD, Yale Alzheimer's Disease Research Unit director - $81M grant* from the National Institute of Aging of the National Institutes of Health Expanding CT1812 Experience into Early Disease ACTC is an NIA-funded (U24AG057437) clinical trial network *(R01AG065248)

Dementia with Lewy Bodies

22 • Mild-to-moderate DLB (including patients with Alzheimer’s co-pathology) • Enrollment ongoing - Target n=120 - Oral QD placebo or CT1812 (100mg or 300mg) • Treatment period: 6 months - Topline expected 2H 2024 • Conducted in collaboration with LBDA & University of Miami - Principal investigator: James E. Galvin, MD, MPH - $30M NIA grant* from the National Institute of Aging "The most common dementia you have never heard of " Phase 2 Mild-to-Moderate DLB Trial Ongoing *(R01AG071643)

23 CT1812 has the Potential to be a Single Oral Medication to Treat Alzheimer’s Disease and DLB Only therapeutic that targets Aβ oligomers and α-synuclein oligomers Appx 50% of DLB patients have both Aβ and α-synuclein oligomers present By regulating cellular damage response functions through the σ-2 complex, CT1812 shown to protect neurons from both pathogenic oligomers

Geographic Atrophy Secondary to Dry AMD

25 • Total AMD drug market: $9B1 (approximately $6B for dry form2 ) • Dry AMD Phase 2 planned (subject to discussion with FDA) - Genetic link in dry AMD to σ-2 receptor - Novel mechanism of action - Proof-of-concept preclinical support - Proteomics from Alzheimer’s disease clinical trial patient data age-related macular degeneration cataract diabetic retinopathy glaucoma Diseases Leading to Blindness US Prevalence Large projected market with no FDA-approved therapies Dry Age-related Macular Degeneration (AMD) 1) PS Market Research: Age-Related Macular Degeneration (AMD) Market – Global Market Size, Share, Development, Growth, and Demand Forecast, 2016–2022 2) Edison Research: Emerging therapies in AMD. Oct 2020

26 • Significant unmet medical need: - AMD is a leading cause of blindness - Approximately 11.2 M people are afflicted in U.S. alone • Patients suffer a loss of central vision due to deterioration of the macula, causing blurry vision making daily activities (reading, driving, watching TV, walking up/downs stairs) difficult or impossible • Two types of late-stage AMD - wet AMD – most severe form, but less prevalent and treatments exist - advanced dry AMD or geographic atrophy (GA) – approximately 90% of all cases are dry AMD • There are no approved therapies for dry AMD - Many therapies tested are invasive Why Dry AMD? http://www.scienceofamd.org/learn retina Modified from https://www.linbioscience.com/Pipeline

27 • In early dry AMD, drusen (i.e., deposits of lipids and some proteins) accumulates and causes a thickening of the Bruch’s membrane, disrupting the cytoarchitecture of the retinal pigment epithelium (RPE) • Subsequently and progressively, this impacts the health and functions of RPE cells and photoreceptors by impairing transport, and through oxidative stress and inflammation, leading to RPE cell and photoreceptor cell death Cellular and Molecular Pathogenesis of Dry AMD American Medical Association. JAMA. 2011; 305(15):1577-1584; http://www.alison-burke.com/works-cellsmols.html Bruch’s membrane Modified from Orozco et al., Cell Reports 2020

28 • Genetic Mutation (SNP) in TMEM97-VTN locus confers decreased risk of dry AMD - Further study will determine if and how SNP affects TMEM97 expression or function • Knocking down TMEM97 rescues retinal pigment epithelial (RPE) cells from death by oxidative stress - Supports role of TMEM97 in dry AMD • Literature supports role of σ-2 in relevant processes: autophagy, vesicle trafficking, lipid metabolism, cellular stress • Proteomics from Alzheimer’s trials in patients given CT1812 showed differential movement in proteins known to be involved in dry AMD Reasons to Believe CT1812- Oral Agent for the Treatment of Dry AMD Genetic Evidence Biology Proteomic Studies

29 Human Genetics Points to a Role for TMEM97 in dry AMD GWAS identified a SNP in TMEM97-VTN locus that confers decreased risk of dry AMD Locus identified in several independent and large-scale GWAS Yan et al. Human Molecular Genetics, 2018 Further study will be needed to determine if and how this single nucleotide polymorphism (SNP) affects TMEM97 expression or function

30 Screening Treatment Period (24 mo) Safety (4 wk) Assessments ‐ Age: ≥ 50 ‐ Diagnosis of dry AMD ‐ BCVA ≥ 24 letters (ETDRS) ‐ GA lesion ≥ 2.5 and ≤17.5mm2 ‐ Change in GA lesion area (FAF) ‐ Ellipsoid zone area (SD-OCT) ‐ Drusen volume (SD-OCT) ‐ Safety Randomized 1:1 Placebo (n=123) CT1812 (n=123) Oral QD Administration Phase 2 CT1812 in GA Secondary to Dry AMD COG2201 – NCT NCT05893537

31 Evidence supports targeting σ-2 receptor for dry AMD as a promising therapeutic approach The ability to target the σ-2 receptor with an oral small molecule approach would enable a competitive advantage by providing a non-invasive therapy for dry AMD to patients Plans to advance CT1812 into a Phase 2 study for dry AMD are under way, pending discussion with Food and Drug Administration Preclinical PoC studies in progress will further elucidate the mechanism(s) by which σ-2 modulators ameliorate various disease biologies in dry AMD, and inform upon the appropriate patient selection, time of intervention, and clinical outcome measures to enable a successful clinical trial design Summary

Clinical, Market & Financial Outlook

33 • Breadth of Indications: multiple stages of Alzheimer’s (early, MCI, mild, moderate) as well as DLB • Limited diagnostic exclusions • Comparable efficacy as measured by ADAS-COG or CDR-SB • No requirement for PET surveillance • No ARIA or infusion safety considerations • Convenience QD dosing, limited monitoring New Mechanisms Being Developed,Creating Potential Market for Combination Use Adapted from Cummings J, et al. Alzheimer's disease drug development pipeline: 2022. Alzheimer’s Dement. 2022; 8:e12295 Successful drugs will address gaps in the market

34 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2016 2017 2018 2019 2020 2021 2022 $15 $7 $17 $3 $81 $45 $2 $3 $5 $55 $42 FY Ending Cash Balance Grant Funding Full Grant Awards by year of Award, significantly support operations Grant Funding Has Provided Substantial Support *$10M+ grant funding 2010-2018

35 • SHINE (Mild-to-Moderate AD) - Report topline data in mid 2024 • START (Early AD) - Next milestone: complete enrollment • SHIMMER (DLB) - Next milestone: complete enrollment - Report topline data in 2H 2024 • MAGNIFY (Dry AMD) - Next milestone: complete enrollment • Advance discussions with FDA - End-of-Phase 2 meeting - Phase 3 trial protocol • Conduct KOL panels on dementia product profile for Phase 3 development • Initiate research on IRA & pricing impact • Continue pharma engagement Mild-to-moderate dementia trials expected to read out in mid 2024 Near-Term Catalysts, Phase 3 Prep & Commercialization Clinical Programs Phase 3 & Commercial Prep

Financial Position Financials as of September 30, 2023 • Cash and Cash Equivalents: $33 million • Expected cash runway through November 2024 Grant funding for CT1812 studies as of Sep 30, 2023 • Preclinical through Phase 2: appx $171.0 million − Approximate funding used: ($96.7 million) − Remaining grant funding: $74.3 million

Thank You Lisa Ricciardi President & CEO lricciardi@cogrx.com Tony Caggiano, MD, PhD CMO and Head of R&D acaggiano@cogrx.com John Doyle Chief Financial Officer jdoyle@cogrx.com